EXHIBIT 10.8


                 CONFIRMATION FOR U.S. DOLLAR INTEREST RATE SWAP
                     TRANSACTION UNDER 1992 MASTER AGREEMENT

Date:     June 29, 2006                  Our ref:  99500684
To:       J.P. Morgan Chase Commercial   From:     JPMorgan Chase Bank, N.A.
          Mortgage Securities Trust                270 Park Avenue
          2006-LDP7                                6th Floor
          c/o Wells Fargo Bank, N.A.               New York, New York  10017
          9062 Old Annapolis Road
          Columbia, Maryland 21045-1951
Attn:     Corporate Trust Services       Contact:  Andrew Taylor
          (CMBS), J.P. Morgan Chase
          Commercial Mortgage
          Securities Corp., Series
          2006-LDP7
Fax No:   (410) 715-2380                 Fax No:   (212) 834-6598
                                         Tel No:   (212) 834-3813

Dear Sir/Madam,

            The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7 and JPMorgan Chase Bank, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

            The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Definitions or the Trust Agreement referred to below under "Credit Support Documents."

            This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (including the Schedule thereto) dated as of June 29, 2006, as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

            In this Confirmation "Party A" means JPMorgan Chase Bank, N.A. and "Party B" means J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7 (the trust established pursuant to the Trust Agreement, as defined herein).

The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:         For each Calculation Period, the
                                 Certificate Balance (as defined in the
                                 Trust Agreement) of the Commercial
                                 Mortgage Pass-Through Certificates,
                                 Series 2006-LDP7, Class A-3FL Regular
                                 Interest, issued by Party B under the
                                 Trust Agreement, as of the close of
                                 business on the Distribution Date (as
                                 defined in the Trust Agreement) occurring
                                 in such Calculation Period, except that
                                 the Notional Amount for the Initial
                                 Calculation Period shall be the Original
                                 Certificate Balance (as defined in the
                                 Trust Agreement) of the Commercial
                                 Mortgage Pass-Through Certificates,
                                 Series 2006-LDP7, Class A-3FL Regular
                                 Interest.  For the avoidance of doubt, on
                                 the Effective Date, the Notional Amount
                                 is equal to $100,000,000.
      Trade Date:              June 23, 2006
      Effective Date:          June 29, 2006
      Termination Date:        The earlier of: (a) the Rated Final
                                 Distribution Date (as defined in the
                                 Trust Agreement) in April of 2045; or (b)
                                 the date when the Notional Amount
                                 hereunder has been reduced to zero, in
                                 each case subject to adjustment in
                                 accordance with the Following Business
                                 Day Convention.
      Initial Accrual
        Interest Payment
        by Party A to          $450,722.00, to be paid on the Effective
        Party B:                 Date.
      Initial Up-front
        Payment by Party       $1,140,630.00, to be paid on the Effective
        B to Party A:            Date.

      Fixed Amounts:
      Fixed Rate Payer:        Party B
      Fixed Rate Payer         The related Distribution Date, beginning on
        Payment Dates:           July 17, 2006 and ending on the
                                 Termination Date.
      Fixed Rate:              5.7950% per annum
      Fixed Rate Day           30/360 (without regard to the date of the
        Count Fraction:          first day or last day of the Calculation
                                 Period).
      Initial Fixed Rate       From and including June 1, 2006, through
        Calculation              and including June 30, 2006.
        Period:
      Fixed Amount:            For each Payment Date in respect of a
                                 Calculation Period, the lesser of: (1)
                                 the product of (a) the Fixed Rate, (b)
                                 the Fixed Rate Day Count Fraction and (c)
                                 the Notional Amount for such Calculation
                                 Period (the "Regular Fixed Amount"); or
                                 (2) the amount of funds available for
                                 such payment under the Trust Agreement
                                 (the "Available Fixed Amount").
      Fixed Rate Payer         The first day of each calendar month (with
        Period End Dates:        no adjustments).
      Fixed Rate Payer         For each Payment Date, the period from and
        Delayed Payment:         including the immediately preceding
                                 Period End Date to, but excluding, such
                                 Payment Date.
      Fixed Rate               For each Payment Date, the calendar month
        Calculation              preceding such Payment Date during the
        Period:                  Term of this Swap Transaction.
      Additional Fixed         For any Payment Date, the amount of any
        Amount:                  Yield Maintenance Charges (as defined in
                                 the Trust Agreement) paid in respect of the Class A-3FL Regular Interest on the related
                                 Distribution Date under the Trust Agreement.

      Floating Amounts:
      Floating Rate Payer:     Party A
      Floating Rate Payer      The Business Day prior to the related
        Payment Dates:           Distribution Date, beginning on July 14,
                                 2006 and ending on the Termination Date.
      Floating Rate for        LIBOR plus the Spread.
        Initial
        Calculation
        Period:
      Floating Rate            LIBOR, as defined and calculated under the
        Option:                  Trust Agreement; provided that for the
                                 Initial Floating Rate Calculation Period,
                                 the Floating Rate Option should be 5.350%.
      Spread:                  0.16%
      Floating Rate Day        Actual/360
        Count Fraction:
      Floating Rate            For each Payment Date, the period from and
        Calculation              including the Distribution Date in the
        Period:                  preceding calendar month (or the Closing
                                 Date (as defined in the Trust Agreement), in
                                 the case of the Initial Floating Rate
                                 Calculation Period), to, but excluding, the
                                 related Distribution Date, except that the
                                 final Calculation Period will end on, but
                                 exclude, the Termination Date.
      Initial Floating         From and including the Closing Date to, but
        Rate Calculation         excluding, July 17, 2006.
        Period:
      Floating Amount:         For each Payment Date in respect of a
                                 Calculation Period, the lesser of: (1) an
                                 amount equal to the product of (a) the
                                 Floating Rate, (b) the Floating Rate Day
                                 Count Fraction and (c) the Notional
                                 Amount for such Calculation Period (the
                                 "Regular Floating Amount"); or (2) an
                                 amount equal to (a) the Regular Floating
                                 Amount minus (b) the excess of (i) the
                                 Regular Fixed Amount for such Payment
                                 Date over (ii) the Available Fixed Amount.
      Business Days:           As defined in the Trust Agreement.
      Calculation Agent:       Party B
      Other:                   For the avoidance of doubt, for purposes of
                                 Section 2(c) of the Agreement, any amounts payable by the Floating Rate Payer on a Floating Rate Payer Payment Date, and by the
                                 Fixed Rate Payer on the related Fixed Rate
                                 Payer Payment Date, shall be netted even though such dates may be different, and the party with the larger aggregate amount shall make the net payment on the related Payment Date.

Recording of Conversations

            Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

        Credit Support          With respect to Party B, the Pooling and
          Documents:              Servicing Agreement, dated as of June 1,
                                  2006, among J.P. Morgan Chase Commercial
                                  Mortgage Securities Corp., as depositor,
                                  Wachovia Bank, National Association, as
                                  master servicer No. 1, Capmark Finance
                                  Inc., as master servicer No. 2, LNR
                                  Partners, Inc., as special servicer,
                                  Wells Fargo Bank, N.A., as trustee and
                                  LaSalle Bank National Association, as
                                  paying agent, as amended, modified,
                                  supplemented, restated or replaced from
                                  time to time (the "Trust Agreement").

        Account Details:
        Account for             Name:  JPMorgan Chase Bank, N.A.
          payments to           City:  New York
          Party A:              ABA:  021-000-021
                                Acct #:  999-97-341
                                Attn:  Balance Guaranty

        Account for             Name: Wells Fargo Bank, N.A., as Trustee
          payments to
          Party B:
                                ABA# 071-000-505

                                LaSalle Bank, N.A., Chicago
                                LaSalle/CHGO/CTR/BNF:/LASALLE TRUST
                                for further credit to Acct # 723844.1
                                Ref: JP Morgan 2006-LDP7

      6 Offices:
        The Office of
          Party A for this
          Transaction is:       New York, NY
        The Office of
          Party B for this
          Transaction is:       New York, NY

            Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Andrew Taylor (fax no. (212) 834-6598).

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

JPMorgan Chase Bank, N.A.                Accepted and confirmed as of the date
                                         first
                                         written:

                                         J.P. Morgan Chase Commercial Mortgage
By: /s/ Andrew B. Taylor                 Securities Trust 2006-LDP7
   --------------------------
Name:  Andrew B. Taylor
Title: Vice President                    By: Wells Fargo Bank, N.A., not in its
                                         individual capacity, but solely as
                                         Trustee

                                         By: /s/ Deborah Daniels
                                            ----------------------------
                                         Name:  Deborah Daniels
                                         Title: Vice President